SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Wells Fargo Funds Trust

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a)	Title of each class of securities to which transaction applies:
(b)	Aggregate number of securities to which transaction applies:
(c)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d)	Proposed maximum aggregate value of transaction:
(e)	Total fee paid:
[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a)	Amount Previously Paid:
(b)	Form, Schedule or Registration Statement No.:
(c)	Filing Party:
(d)	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS MAY 5, 2014

WELLS FARGO FUNDS TRUST, on behalf of the following series: Wells Fargo Advantage Dow Jones Target Today Fund
Wells Fargo Advantage Dow Jones Target 2010 Fund
Wells Fargo Advantage Dow Jones Target 2015 Fund
Wells Fargo Advantage Dow Jones Target 2020 Fund
Wells Fargo Advantage Dow Jones Target 2025 Fund
Wells Fargo Advantage Dow Jones Target 2030 Fund
Wells Fargo Advantage Dow Jones Target 2035 Fund
Wells Fargo Advantage Dow Jones Target 2040 Fund
Wells Fargo Advantage Dow Jones Target 2045 Fund
Wells Fargo Advantage Dow Jones Target 2050 Fund
Wells Fargo Advantage Dow Jones Target 2055 Fund
(each of the series listed above a "Fund" and together, the "Funds")

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF EACH FUND

Notice is hereby given that a combined Special Meeting of Shareholders (the "Meeting") of the Funds will be held on May 5, 2014 at 10:00 a.m. Pacific time, at the offices of the Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to each Fund, the purposes of the Meeting are as follows:

  To consider and act upon a new investment sub-advisory agreement with Global Index Advisors, Inc.; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 24, 2014 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GLOBAL INDEX ADVISORS, INC., A DELAWARE CORPORATION

By Order of the Board of Trustees,

C. DAVID MESSMAN
Secretary

March 10, 2014

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Wells Fargo Funds Trust (the "Trust") for a combined Special Meeting of Shareholders (the "Meeting") to be held at Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of each Fund, on May 5, 2014 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call __ for instructions.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about March 10, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2014:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the Web site indicated on your proxy card.

Proxy Solicitation

Shareholders are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") with Global Index Advisors, Inc., a Delaware corporation (the "New Sub-Adviser") for the Wells Fargo Advantage Dow Jones Target Today Fund, Wells Fargo Advantage Dow Jones Target 2010 Fund, Wells Fargo Advantage Dow Jones Target 2015 Fund, Wells Fargo Advantage Dow Jones 2020 Fund, Wells Fargo Advantage Dow Jones 2025 Fund, Wells Fargo Advantage Dow Jones 2030 Fund, Wells Fargo Advantage Dow Jones 2035 Fund, Wells Fargo Advantage Dow Jones 2040 Fund, Wells Fargo Advantage Dow Jones 2045 Fund, Wells Fargo Advantage Dow Jones 2050 Fund and Wells Fargo Advantage Dow Jones 2055 Fund (each, a "Fund and together, the "Funds") in anticipation of the expected termination of the current investment sub-advisory agreement (the "Current Sub-Advisory Agreement") among the Funds, Wells Fargo Funds Management, LLC ("Funds Management"), as adviser, and Global Index Advisors, Inc., a Georgia corporation (the "Current Sub-Adviser"), as sub-adviser. Shareholders of each Fund vote separately on the matters set forth in the accompanying notice. The outcome of a vote for one Fund will not affect the outcome of a vote for any other Fund. As explained in further detail below, the expected termination of the Current Sub-Advisory Agreement with the Current Sub-Adviser results from a "change of control" of the Current Sub-Adviser (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) that is expected to occur when the New Sub-Adviser acquires the asset and liabilities of the Current Sub-Adviser.

With respect to each Fund, holders of shares (the "Shares") of the Fund at the close of business on February 24, 2014 (the "Shareholders") may vote on the matters set forth in the accompanying notice. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares will be voted IN FAVOR OF the New Sub-Advisory Agreement with the New Sub-Adviser. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

The Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that, with respect to each Fund, the holders of thirty three and one-third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposal). Votes may be cast IN FAVOR OF or AGAINST the proposed New Sub-Advisory Agreement with the New Sub-Adviser or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against the New Sub-Advisory Agreement with the New Sub-Adviser.

With respect to each Fund, the approval of the New Sub-Advisory Agreement with the New Sub-Adviser requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of a Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

With respect to each Fund, in the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. With respect to each Fund, the Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Current Sub-Adviser and the New Sub-Adviser will bear the costs associated with this proxy statement. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities). In addition, AST Fund Solutions, LLC, the Funds' proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $75,000 with respect to the proposal covered by this proxy statement. This fee will not be borne by the Funds.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on February 24, 2014 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of February 24, 2014, each Fund had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Dow Jones Target Date Today Fund - Class A
Dow Jones Target Date Today Fund - Class B
Dow Jones Target Date Today Fund - Class C
Dow Jones Target Date Today Fund - Administrator Class
Dow Jones Target Date Today Fund - Investor Class
Dow Jones Target Date Today Fund - Class R
Dow Jones Target Date Today Fund - Class R4
Dow Jones Target Date Today Fund - Class R6
Dow Jones Target Date 2010 Fund - Class A
Dow Jones Target Date 2010 Fund - Class B
Dow Jones Target Date 2010 Fund - Class C
Dow Jones Target Date 2010 Fund - Administrator Class
Dow Jones Target Date 2010 Fund - Investor Class
Dow Jones Target Date 2010 Fund - Class R
Dow Jones Target Date 2010 Fund - Class R4
Dow Jones Target Date 2010 Fund - Class R6
Dow Jones Target Date 2015 Fund - Class A
Dow Jones Target Date 2015 Fund - Administrator Class
Dow Jones Target Date 2015 Fund - Investor Class
Dow Jones Target Date 2015 Fund - Class R
Dow Jones Target Date 2015 Fund - Class R4
Dow Jones Target Date 2015 Fund - Class R6
Dow Jones Target Date 2020 Fund - Class A
Dow Jones Target Date 2020 Fund - Class B
Dow Jones Target Date 2020 Fund - Class C
Dow Jones Target Date 2020 Fund - Administrator Class
Dow Jones Target Date 2020 Fund - Investor Class
Dow Jones Target Date 2020 Fund - Class R
Dow Jones Target Date 2020 Fund - Class R4
Dow Jones Target Date 2020 Fund - Class R6
Dow Jones Target Date 2025 Fund - Class A
Dow Jones Target Date 2025 Fund - Administrator Class
Dow Jones Target Date 2025 Fund - Investor Class
Dow Jones Target Date 2025 Fund - Class R
Dow Jones Target Date 2025 Fund - Class R4
Dow Jones Target Date 2025 Fund - Class R6
Dow Jones Target Date 2030 Fund - Class A
Dow Jones Target Date 2030 Fund - Class B
Dow Jones Target Date 2030 Fund - Class C
Dow Jones Target Date 2030 Fund - Administrator Class
Dow Jones Target Date 2030 Fund - Investor Class
Dow Jones Target Date 2030 Fund - Class R
Dow Jones Target Date 2030 Fund - Class R4
Dow Jones Target Date 2030 Fund - Class R6
Dow Jones Target Date 2035 Fund - Class A
Dow Jones Target Date 2035 Fund - Administrator Class
Dow Jones Target Date 2035 Fund - Investor Class
Dow Jones Target Date 2035 Fund - Class R
Dow Jones Target Date 2035 Fund - Class R4
Dow Jones Target Date 2035 Fund - Class R6
Dow Jones Target Date 2040 Fund - Class A
Dow Jones Target Date 2040 Fund - Class B
Dow Jones Target Date 2040 Fund - Class C
Dow Jones Target Date 2040 Fund - Administrator Class
Dow Jones Target Date 2040 Fund - Investor Class
Dow Jones Target Date 2040 Fund - Class R
Dow Jones Target Date 2040 Fund - Class R4
Dow Jones Target Date 2040 Fund - Class R6
Dow Jones Target Date 2045 Fund - Class A
Dow Jones Target Date 2045 Fund - Administrator Class
Dow Jones Target Date 2045 Fund - Investor Class
Dow Jones Target Date 2045 Fund - Class R
Dow Jones Target Date 2045 Fund - Class R4
Dow Jones Target Date 2045 Fund - Class R6
Dow Jones Target Date 2050 Fund - Class A
Dow Jones Target Date 2050 Fund - Class C
Dow Jones Target Date 2050 Fund - Administrator Class
Dow Jones Target Date 2050 Fund - Investor Class
Dow Jones Target Date 2050 Fund - Class R
Dow Jones Target Date 2050 Fund - Class R4
Dow Jones Target Date 2050 Fund - Class R6
Dow Jones Target Date 2055 Fund - Class A
Dow Jones Target Date 2055 Fund - Administrator Class
Dow Jones Target Date 2055 Fund - Investor Class
Dow Jones Target Date 2055 Fund - Class R
Dow Jones Target Date 2055 Fund - Class R4
Dow Jones Target Date 2055 Fund - Class R6

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. For each Fund, Shares of all classes vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of each Fund as owning of record 5% or more of the outstanding Shares of any class of the Fund as of February 24, 2014.

As of February 24, 2014, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of each Fund and less than 1% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), the parent company of Funds Management, the Funds' adviser. Additionally, as of February 24, 2014, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of the Current Sub-Adviser.

I. APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH THE NEW SUB-ADVISER

On __, 2014, the New Sub-Adviser entered into a definitive acquisition agreement with the Current Sub-Adviser whereby the New Sub-Adviser will acquire substantially all of the assets and liabilities of the Current Sub-Adviser (the "Transaction"). Legal & General Investment Management America, Inc. ("LGIMA"), a Delaware corporation and an investment adviser registered with the Securities and Exchange Commission (the "SEC"), is the parent of the New Sub-Adviser and owns __% of the New Sub-Adviser's voting securities. LGIMA is a direct subsidiary of the London-based adviser, Legal & General Investment Management Ltd., which owns __% of LGIMA's voting securities. LGIMA is also an indirect subsidiary of Legal & General Group PLC, a U.K. domiciled asset management and insurance firm, which owns __% of LGIMA's voting securities.

The Transaction will result in a "change of control" of the Current Sub-Adviser, and therefore, an "assignment" of the Current Sub-Advisory Agreement with the Funds. Under the 1940 Act, an investment advisory agreement terminates automatically in the event of its assignment. Therefore, the Current Sub-Advisory Agreement will terminate upon the closing of the Transaction. The closing of the Transaction is dependent upon approval by Shareholders of each Fund of the New Sub-Advisory Agreement. Following the closing of the Transaction, the New Sub-Adviser will succeed to the Current Sub-Adviser's investment advisory registration with the SEC by filing an application for its own registration with the SEC within thirty days of such closing. It is expected that the Transaction will not result in any changes to the current portfolio management team of the Funds following shareholder approval of the New Sub-Advisory Agreement.

Comparison of the New Sub-Advisory Agreement to the Current Sub-Advisory Agreement

At a meeting held on February 19-20, 2014, the Board of Trustees of the Wells Fargo Advantage Funds (the "Board") approved the New Sub-Advisory Agreement with the New Sub-Adviser subject to Shareholder approval.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement with the Current Sub-Adviser. Under the terms of the New Sub-Advisory Agreement, the New Sub-Adviser would remain responsible, subject to the direction and control of Funds Management and the Board, for investing and reinvesting each Fund's assets in a manner consistent with the Trust's Declaration, registration statement, investment guidelines, policies and restrictions established by the Board of the Trust and applicable federal and state law. As such, the New Sub-Adviser would have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for each Fund.

For providing these services under the New Sub-Advisory Agreement, the New Sub-Adviser would be entitled to receive a sub-advisory fee based on each Fund's average daily net asset value, calculated and paid monthly by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

Aggregate Average Daily Net Assets	Fee
First $300 million	0.06%
Next $200 million	0.05%
Over $500 million	0.04%

Funds Management would be solely responsible for paying this fee out of the advisory fees it receives from each Fund.

The proposed sub-advisory fee rates under the New Sub-Advisory Agreement are identical to those currently charged under the Current Sub-Advisory Agreement.

A comparison of the terms of the New Sub-Advisory Agreement to the terms of the Current Sub-Advisory Agreement follows below. A form of the New Sub-Advisory Agreement is attached as Exhibit B to this proxy statement.

As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the New Sub-Adviser would be responsible for providing additional services related to the continuous investment program for each Fund, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the SEC. Like the reporting obligations imposed on the Current Sub-Adviser under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement requires the New Sub-Adviser to report to the Board each calendar quarter regarding the investment performance of each Fund, important developments affecting the Trust, the Fund or the New Sub-Adviser, and any other information that the New Sub-Adviser believes may be appropriate. In addition, the New Sub-Advisory Agreement requires that the New Sub-Adviser furnish the Board and Funds Management with statistical and analytical information regarding securities held by each Fund, on the New Sub-Adviser's own initiative or upon reasonable request by the Board or Funds Management, which is the same information that the Current Sub-Adviser is required to furnish under the Current Sub-Advisory Agreement.

As with the Current Sub-Advisory Agreement, the New Sub-Adviser may sub-contract any duties under the New Sub-Advisory Agreement, provided it maintains the responsibility and liability for such delegations. In addition, the New Sub-Adviser shall maintain records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would require the New Sub-Adviser to pay its own expenses for services to be provided by it, as well as reasonable out-of-pocket costs incurred by Funds Management or the Trust for amending the Trust's registration statement or supplementing the Funds' prospectuses solely to reflect a change in the personnel of the New Sub-Adviser, or to obtain shareholder approval of a new sub-advisory agreement because of a "change in control" (as defined in the 1940 Act), or to otherwise comply with federal securities regulations as a result of such a change. Except for expenses incurred by the New Sub-Adviser, each Fund is responsible for all of the ordinary business expenses incurred in its operations, including, but not limited to: brokerage commissions; taxes, legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Funds in connection with membership in investment company organizations; and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would require the New Sub-Adviser to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the New Sub-Adviser; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations adopted by the SEC thereunder; the registration statement of the Trust as it may be amended and supplemented from time to time; the provisions of the Declaration as they may be amended from time to time; the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules or regulations adopted thereunder; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by the New Sub-Adviser as described herein. Similar to the Current Sub-Advisory Agreement, the New Sub-Adviser would be required to notify Funds Management promptly if it materially violates any of the above or if it undergoes any material changes regarding the New Sub-Adviser that would impact disclosure in the Trust's registration statement.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that, when entering into a securities transaction, the New Sub-Adviser (or any affiliated person of the New Sub-Adviser) is prohibited from consulting with another sub-adviser to another fund in the fund complex (or its affiliates) concerning transactions in securities or other assets for each Fund. In addition, the New Sub-Adviser is not responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of each Fund but will provide assistance as reasonably requested by Funds Management. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the New Sub-Adviser shall only be liable for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties and obligations, and will be indemnified and held harmless by each Fund and Funds Management for all other losses.

If approved by Shareholders, the New Sub-Advisory Agreement would continue in effect from year to year, provided that the continuation of the New Sub-Advisory Agreement is approved at least annually in accordance with the 1940 Act. The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of each Fund's outstanding securities, or by Funds Management or the New Sub-Adviser, on 60 days' written notice to the other party. Consistent with the federal securities laws, the New Sub-Advisory Agreement also would terminate automatically upon its "assignment" as defined in the 1940 Act.

If the New Sub-Advisory Agreement is not approved by Shareholders of a Fund, the Fund will continue to operate in the same manner as it currently does while the Board considers an appropriate course of action.

The Current Sub-Advisory Agreement, dated as of June 26, 2006, was last approved by the Trustees on March 29, 2013. The Current Sub-Advisory Agreement was last approved by Shareholders of the Wells Fargo Advantage Dow Jones Target Date Today Fund, Wells Fargo Advantage Dow Jones Target Date 2010 Fund, Wells Fargo Advantage Dow Jones Target Date 2020 Fund, Wells Fargo Advantage Dow Jones Target Date 2030 Fund and Wells Fargo Advantage Dow Jones Target Date 2040 Fund on June 12, 2006 in connection with a sub-adviser change with respect to each such Fund. The Current Sub-Advisory Agreement was last approved by Shareholders of the Wells Fargo Advantage Dow Jones Target Date 2015 Fund, Wells Fargo Advantage Dow Jones Target Date 2025 Fund, Wells Fargo Advantage Dow Jones Target Date 2035 Fund, Wells Fargo Advantage Dow Jones Target Date 2045 Fund and Wells Fargo Advantage Dow Jones Target Date 2050 Fund on June 29, 2007 in connection with the launch of each such Fund. The Current Sub-Advisory Agreement was last approved by Shareholders of the Wells Fargo Advantage Dow Jones Target Date 2055 Fund on June 22, 2011 in connection with the launch of the Fund.

The Trustees' Considerations

At an in person meeting held on February 19-20, 2014 (the "Board Meeting"), the Board of the Trust, all the members of which have no direct or indirect interest in the sub-advisory agreement and are not "interested persons" of the Trust, as such term is defined in the 1940 Act (such members, the "Independent Trustees"), discussed and unanimously approved the New Sub-Advisory Agreement among Funds Management, the New Sub-Adviser, and the Trust on behalf of each Fund.

The Board's consideration and approval occurred in anticipation of the expected termination of the Current Sub-Advisory Agreement among Funds Management, the Current Sub-Adviser, and the Trust on behalf of each Fund. The expected termination results from a "change of control" of the Current Sub-Adviser (as defined in the 1940 Act) that is expected to occur as a result of the Transaction. The Transaction will result in a "change of control" of the Current Sub-Adviser, and therefore, an "assignment" of the Current Sub-Advisory Agreement.

The Board of the Trust unanimously agreed to recommend that shareholders of each Fund approve the New Sub-Advisory Agreement with the New Sub-Adviser. If approved by shareholders, the New Sub-Advisory Agreement would replace the Current Sub-Advisory Agreement.

In determining whether to approve the New Sub-Advisory Agreement, the Board received a presentation from Funds Management at the Board Meeting regarding the Transaction (the "Presentation"). The Presentation included, among other things: (i) information regarding the current and proposed ownership structure of the Current Sub-Adviser and the New Sub-Adviser as a result of the Transaction; (ii) a copy of the form of New Sub-Advisory Agreement; (iii) representations by the Current Sub-Adviser that there would be no change to the personnel or the operation of the Current Sub-Adviser as they relate to the provision of investment sub-advisory services to the Funds; and (iv) assurances from Funds Management that there would be no changes to the investment objective or principal investments of the Funds. The Board also considered the detailed materials that they had received from Funds Management and the Current Sub-Adviser as part of the most recent annual re-approval of the Current Sub-Advisory Agreement.

The Board's decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided to it. In approving the New Sub-Advisory Agreement, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee may have attributed different weights to various factors. The Board evaluated information provided to it with respect to the Funds as it considered appropriate. In considering these matters, the Board considered not only the specific information presented in connection with the Board Meeting, but also the knowledge gained over time through interaction with the Current Sub-Adviser.

After its deliberations, the Board unanimously determined that the approval of the New Sub-Advisory Agreement was in the best interests of the Funds and their shareholders, and that the compensation payable to the New Sub-Adviser is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board received and considered various data and information that it believed necessary to evaluate the nature, extent and quality of services provided to the Funds by the Current Sub-Adviser under the Current Sub-Advisory Agreement and proposed to be provided by the New Sub-Adviser to the Funds under the New Sub-Advisory Agreement.

The Board noted that it had received and considered information regarding the nature, quality and extent of services to be provided to the Funds by the Current Sub-Adviser in connection with its most recent consideration and approval of the Current Sub-Advisory Agreement. The Board considered that the nature and extent of services to be provided to the Funds under the New Sub-Advisory Agreement were identical in substance as those provided by the Current Sub-Adviser under the Current Sub-Advisory Agreement.

With respect to the quality of services, the Board considered, among other things, assurances that it received to the effect that the Transaction would not result in any changes to the portfolio management team responsible for the Funds, including its processes and capabilities with respect to the Funds, the services provided to the Funds, or the sub-advisory fees charged for those services.

Based on the above factors, together with those referenced below, the Board concluded that it anticipated that the nature, extent and quality of investment sub-advisory services to be provided to the Funds by the New Sub-Adviser under the New Sub-Advisory Agreement would be identical in substance to those provided to the Funds by the Current Sub-Adviser under the Current Sub-Advisory Agreement.

Performance

The Board noted that it had reviewed the investment performance of the Funds over the course of the engagement of the Current Sub-Adviser. The Board noted and viewed representations by the Current Sub-Adviser that there would be no changes to the portfolio management team responsible for the Funds, including its processes and capabilities with respect to the Funds. The Board concluded that the overall performance of the Funds, coupled with these representations, supported the approval of the New Sub-Advisory Agreement.

Sub-Advisory Fee Rates

The Board noted that the sub-advisory fee rates payable to the New Sub-Adviser under the New Sub-Advisory Agreement would be identical to the sub-advisory fees currently paid to the Current Sub-Adviser under the Current Sub-Advisory Agreement. The Board noted that it had reviewed the sub-advisory fee rates paid to the Current Sub-Adviser in connection with its most recent consideration and approval of the Current Sub-Advisory Agreement and determined that such fee rates were reasonable.

Based on its consideration of the factors and information it deemed relevant, the Board determined that the fee rates payable under the New Sub-Advisory Agreement were reasonable in light of the services covered by the New Sub-Advisory Agreement.

Profitability

The Board did not consider profitability information with respect to the New Sub-Adviser. However, the Board noted that it had received separate profitability information with respect to the Current Sub-Adviser in connection with its most recent consideration and approval of the Current Sub-Advisory Agreement. The Board noted that it did not deem the profits reported by the Current Sub-Adviser to be at a level that would prevent it from approving the continuation of the Current Sub-Advisory Agreement.

Economies of Scale

The Board did not review specific information regarding possible economies of scale with respect to the management of the Funds, principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that each Fund's investment advisory agreement with Funds Management and the New Sub-Advisory Agreement with the New Sub-Adviser contain breakpoints, which operate generally to reduce the effective advisory fee rates of each Fund as it grows in size. The Board also noted that it reviews information regarding potential economies of scale at its annual, in-person meeting to consider the re-approval of the Funds' investment advisory agreements, and may do so more frequently as appropriate.

Other Benefits to the Sub-Adviser

At its most recent consideration and approval of the Current Sub-Advisory Agreement, the Board considered information regarding potential "fall-out" or ancillary benefits received by the Current Sub-Adviser as a result of the Current Sub-Adviser's relationship with the Funds, which would be identical to any benefits to be received by the New Sub-Adviser as a result of the New Sub-Adviser's relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from the New Sub-Adviser's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products and services offered by the New Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Funds).

Based on its consideration of the factors and information it deemed relevant, the Board did not find that any ancillary benefits received by the New Sub-Adviser were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluations of the information described above, the Board unanimously approved the New Sub-Advisory Agreement.

Principal Executive Officers, Directors and General Partners of the New Sub-Adviser

The principal address of the New Sub-Adviser is 29 North Park Square, Suite 201, Marietta, Georgia 30060.

The name and principal occupation of the New Sub-Adviser's principal executive officers and directors as of the closing of the Transaction are set forth below. The business address of each such officer and/or director is 29 North Park Square, Suite 201, Marietta, Georgia 30060.

  Rodney H. Alldredge, Director of Portfolio Operations

  Mike Craston, Director, President, Secretary and Treasurer

  James P. Lauder, Chief Executive Officer and Chief Financial Officer

  Paul T. Torregrosa, Chief Compliance Officer

Other Similar Funds Managed by the New Sub-Adviser

The New Sub-Adviser does not provide investment advisory services for any other similar funds.

Service Providers

Adviser and Administrator. Funds Management, an affiliate of Wells Fargo, a diversified financial services company providing banking, insurance, investment, mortgage and consumer financial services, currently serves as both the Funds' adviser and administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105. No change in the adviser is being proposed in connection with this proxy statement.

Below are the aggregate advisory fees paid by the Funds and the aggregate advisory fees waived by Funds Management for the most recent fiscal year:

Fund	Advisory Fees Paid	Advisory Fees Waived
Dow Jones Target Date Today Fund	$462,164	$1,877,197
Dow Jones Target Date 2010 Fund	$779,086	$1,292,972
Dow Jones Target Date 2015 Fund	$648,864	$1,485,928
Dow Jones Target Date 2020 Fund	$2,633,969	$2,676,023
Dow Jones Target Date 2025 Fund	$1,710,344	$2,750,108
Dow Jones Target Date 2030 Fund	$2,314,649	$2,304,783
Dow Jones Target Date 2035 Fund	$788,379	$1,431,691
Dow Jones Target Date 2040 Fund	$1,617,443	$1,561,268
Dow Jones Target Date 2045 Fund	$289,118	$847,328
Dow Jones Target Date 2050 Fund	$862,202	$1,150,982
Dow Jones Target Date 2055 Fund	$0	$55,512

Below are the aggregate administrative fees paid by the Funds and the aggregate administrative fees waived by Funds Management for the most recent fiscal year:

Fund	Administrative Service Fees Paid	Administrative Service Fees Waived
Dow Jones Target Date Today Fund	$1,605,030	$0
Dow Jones Target Date 2010 Fund	$1,383,779	$0
Dow Jones Target Date 2015 Fund	$1,627,411	$0
Dow Jones Target Date 2020 Fund	$3,729,525	$0
Dow Jones Target Date 2025 Fund	$3,422,222	$0
Dow Jones Target Date 2030 Fund	$3,209,951	$0
Dow Jones Target Date 2035 Fund	$1,878,928	$0
Dow Jones Target Date 2040 Fund	$2,203,813	$0
Dow Jones Target Date 2045 Fund	$952,459	$0
Dow Jones Target Date 2050 Fund	$1,182,412	$0
Dow Jones Target Date 2055 Fund	$0	$30,963

Sub-Adviser. The principal business address of the Current Sub-Adviser is 29 North Park Square, Suite 201, Marietta, Georgia 30060.

Below are the aggregate sub-advisory fees paid by the Funds and the aggregate sub-advisory fees waived by the Current Sub-Adviser for the most recent fiscal year:

Fund	Sub-Advisory Fees Paid	Sub-Advisory Fees Waived
Dow Jones Target Date Today Fund	$468,377	$0
Dow Jones Target Date 2010 Fund	$421,996	$0
Dow Jones Target Date 2015 Fund	$432,913	$0
Dow Jones Target Date 2020 Fund	$1,031,944	$0
Dow Jones Target Date 2025 Fund	$870,506	$0
Dow Jones Target Date 2030 Fund	$900,715	$0
Dow Jones Target Date 2035 Fund	$448,248	$0
Dow Jones Target Date 2040 Fund	$626,914	$0
Dow Jones Target Date 2045 Fund	$256,058	$0
Dow Jones Target Date 2050 Fund	$411,798	$0
Dow Jones Target Date 2055 Fund	$13,296	$0

Brokerage Commissions.  No affiliate of Funds Management received any brokerage commissions from the Funds for the most recent fiscal year.

Principal Underwriter/Distributor.  Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management, is the distributor and principal underwriter of the Funds and is located at 525 Market Street, San Francisco, California 94105.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year.

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Dow Jones Target Date Today Fund	$662	$606
Dow Jones Target Date 2010 Fund	$1,471	$640
Dow Jones Target Date 2015 Fund	$22	$22
Dow Jones Target Date 2020 Fund	$1,855	$1,151
Dow Jones Target Date 2025 Fund	$678	$678
Dow Jones Target Date 2030 Fund	$1,452	$1,266
Dow Jones Target Date 2035 Fund	$8	$8
Dow Jones Target Date 2040 Fund	$3,712	$2,905
Dow Jones Target Date 2045 Fund	$0	$0
Dow Jones Target Date 2050 Fund	$0	$0
Dow Jones Target Date 2055 Fund	$0	$0

Below are the distribution fees paid by the Funds for the most recent fiscal year. Class A, Administrator class, Investor class, Class R4 and Class R6 shares do not pay 12b-1 fees. For amounts in the row entitled "Other," the Distributor had entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds were financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor assigned certain amounts that it was entitled to receive pursuant to the Distribution Plan (the "Plan") to the third party lender, as reimbursement and consideration for these payments. Funds Management purchased the rights and title to all payments due to the third party lender and is now entitled to receive payments under the Plan.

Wells Fargo Advantage Dow Jones Target Date Today Fund
Share Class	Class B	Class C
Total	$1,164	$37,555
Printing, Mailing & Prospectuses	$0	$0
Compensation to Underwriters	$0	$1,953
Compensation to Broker/Dealers	$0	$35,602
Other	$1,164	$0

Wells Fargo Advantage Dow Jones Target Date 2010 Fund
Share Class	Class B	Class C
Total	3,906	$24,462
Printing, Mailing & Prospectuses	$0	$0
Compensation to Underwriters	$0	$3,920
Compensation to Broker/Dealers	$0	$20,542
Other	$3,906	$0

Wells Fargo Advantage Dow Jones Target Date 2020 Fund
Share Class	Class B	Class C
Total	$5,366	$32,041
Printing, Mailing & Prospectuses	$0	$0
Compensation to Underwriters	$0	$5,926
Compensation to Broker/Dealers	$0	$26,115
Other	$5,366	$0

Wells Fargo Advantage Dow Jones Target Date 2030 Fund
Share Class	Class B	Class C
Total	$4,413	$24,473
Printing, Mailing & Prospectuses	$0	$0
Compensation to Underwriters	$0	$5,245
Compensation to Broker/Dealers	$0	$19,228
Other	$4,413	$0

Wells Fargo Advantage Dow Jones Target Date 2040 Fund
Share Class	Class B	Class C
Total	$7,402	$27,391
Printing, Mailing & Prospectuses	$0	$0
Compensation to Underwriters	$0	$4,950
Compensation to Broker/Dealers	$0	$22,441
Other	$7,402	$0

Wells Fargo Advantage Dow Jones Target Date 2050 Fund
Share Class	Class C
Total	$26
Printing, Mailing & Prospectuses	$0
Compensation to Underwriters	$22
Compensation to Broker/Dealers	$4
Other	$0

SIMULTANEOUS MEETINGS

The special meeting of Shareholders for each Fund is scheduled to be held at the same time as the meetings of shareholders of certain other Wells Fargo Advantage funds. It is anticipated that all meetings will be held simultaneously, however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund's meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Other Business

As of the date of this proxy statement, neither the Funds' officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Funds.

REQUIRED VOTE FOR PROPOSALS

With respect to each Fund, approval of the New Sub-Advisory Agreement with the New Sub-Adviser requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

Each Fund's annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, Ma 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Advantage Funds website at www.wellsfargo.com/Advantagefunds.

Shareholder Proposals

Each Fund is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Fund should send their written proposals to the Secretary of the Wells Fargo Advantage Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GLOBAL INDEX ADVISORS, INC., A DELAWARE CORPORATION

C. David Messman, Secretary

March 10, 2014

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions, LLC, our proxy solicitor, at __ (toll free).

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Set forth below as of February 24, 2014, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

[Table(s) to be added.]

Exhibit B

FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT AMONG WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND GLOBAL INDEX ADVISORS, INC.

This AGREEMENT is made as of this __ day of __, 2014, between Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Global Index Advisors, Inc. (the "Sub-Adviser"), a corporation organized under the laws of the State of Delaware, with its principal place of business at 2964 Peachtree Road, Suite 542, Atlanta, GA 30305.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds as contemplated in this Agreement, and without limiting the generality of the foregoing, shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Funds' investment portfolio as a whole and the Sub-Adviser's responsibility shall be limited to following any instruction the Sub-Adviser might receive from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

Section 2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Funds and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets. The foregoing is in no way intended to limit the Sub-Adviser from serving fully in its capacity as administrator to the Dow Jones Target Date Indexes.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner, and until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Nothing in this Agreement (including Sections 10, 15 or 16) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 2964 Peachtree Road, Suite 542, Atlanta, GA 30305, Attention: James P. Lauder.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST on behalf of the Fund
By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
By:
Andrew Owen
Executive Vice President

GLOBAL INDEX ADVISORS, INC.
By:
James Lauder
Chief Executive Officer

APPENDIX A

GLOBAL INDEX ADVISORS SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Dow Jones Target 2010 Fund
Wells Fargo Advantage Dow Jones Target 2015 Fund
Wells Fargo Advantage Dow Jones Target 2020 Fund
Wells Fargo Advantage Dow Jones Target 2025 Fund
Wells Fargo Advantage Dow Jones Target 2030 Fund
Wells Fargo Advantage Dow Jones Target 2035 Fund
Wells Fargo Advantage Dow Jones Target 2040 Fund
Wells Fargo Advantage Dow Jones Target 2045 Fund
Wells Fargo Advantage Dow Jones Target 2050 Fund
Wells Fargo Advantage Dow Jones Target 2055 Fund
Wells Fargo Advantage Dow Jones Target Today Fund

APPENDIX B

GLOBAL INDEX ADVISORS SUB-ADVISORY AGREEMENT
FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is effective as of the __ day of __, 2014, and is, by and between Wells Fargo Funds Trust (the "Trust"), Wells Fargo Funds Management, LLC (the "Adviser") and Global Index Advisors, Inc. (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of each Fund throughout the month:

Fund	Sub-Advisory Fee % of Avg. Daily Net Asset Value
Dow Jones Target Date 2010 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2015 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2020 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2025 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2030 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2035 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2040 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2045 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2050 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date 2055 Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%
Dow Jones Target Date Today Fund	First $300M	0.06%
	Next $200M	0.05%
	Over $500M	0.04%

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this __ day of __, 2014, and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST on behalf of the Fund
By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
By:
Andrew Owen
Executive Vice President

GLOBAL INDEX ADVISORS, INC.
By:
James Lauder
Chief Executive Officer

         MERGE FUND NAME

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free (866) 406-2287 Monday through Friday 9 a.m. to 10 p.m. Eastern time

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2014

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above mentioned fund ("Fund"), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 10:00 a.m., Pacific time, on May 5, 2014, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 406-2287.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 5, 2014.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:   https://www.proxyonline.com/docs/wfatargetfunds.pdf.

MERGE FUND NAME

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GLOBAL INDEX ADVISORS, INC.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new investment sub-advisory agreement with Global Index Advisors, Inc.	O	O	O
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING